SCUDDER
INVESTMENTS(SM)
[LOGO]

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EQUITY/DOMESTIC
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Scudder Growth and Income Fund
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Fund #064

Annual Report
December 31, 1999

The fund seeks long-term growth of capital, current income, and growth of income.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      19   Glossary of Investment Terms

                      21   Investment Portfolio

                      26   Financial Statements

                      29   Financial Highlights

                      31   Notes to Financial Statements

                      37   Report of Independent Accountants

                      38   Tax Information

                      39   Officers and Trustees

                      40   Investment Products and Services

                      42   Scudder Solutions

Scudder Growth and Income Fund
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ticker symbol   SCDGX                                            fund number 064
--------------------------------------------------------------------------------

Date of       o    Scudder Growth and Income Fund's discipline of investing in
Inception:         undervalued stocks was not in favor in 1999, as a handful of
5/31/29            large-cap growth stocks dominated returns.

Total Net
Assets as     o    Management broadened the fund's selection criteria to
of 12/31/99:       include additional valuation measures, which should provide
$7 billion         it with the opportunity to gain exposure to sectors heavily populated by low- or non-dividend-paying stocks (e.g., health care and technology).

              o The fund's historically underweighted position in technology was increased toward the end of the period, which helped performance.

Letter from the Fund's President
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Dear Shareholders,

In 1999 we witnessed another year of strong performance for the equity markets as large-cap growth, especially technology stocks, recorded impressive returns. Against the current backdrop of high consumer confidence, robust economic growth, and relatively low inflation, these generous returns have had the potential to make other asset classes seem less important to an investor's overall portfolio. Strong gains in certain sectors can have the effect of unintentionally increasing one's exposure to a particular asset class or industry sector. Given this potential, we encourage shareholders to carefully review their holdings to ensure that current allocations continue to match their objectives and provide adequate exposure to several asset classes.

As a shareholder in Scudder Growth and Income Fund, you already hold a core component of a well-diversified portfolio. The fund's disciplined approach to selecting undervalued stocks has the potential to provide competitive returns and a measure of protection in periods of market decline. With a few high growth stocks leading market returns over the last few years, we believe this fund has the potential to stand out, especially if the currently high valuations of some growth stocks prove unsustainable. For a detailed discussion of management's investment strategy and portfolio positioning, I encourage you to read the Portfolio Management Discussion with Kathleen Millard and Gregory Adams beginning on page 10.

For current information on the fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

In closing, I would like to inform you that Daniel Pierce, president of the fund, retired in June 1999. At that time I assumed his role and responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Growth and Income Fund.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Scudder Growth and Income Fund

Performance Update
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                                                               December 31, 1999

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------


      Scudder Growth and
  Income Fund -- Scudder Shares     S&P 500 Index*

           89    10000                  10000
           90     9762                   9690
           91    12517                  12642
           92    13715                  13609
           93    15853                  14980
           94    16265                  15177
           95    21336                  20880
           96    26068                  25673
           97    33969                  34242
           98    36033                  44029
           99    38249                  53295


           Yearly periods ended December 31





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Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                              Growth of                                  Average
Period ended 12/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Growth and Income Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                        $ 10,615                6.15%               6.15%
--------------------------------------------------------------------------------
5 year                        $ 23,516              135.16%              18.65%
--------------------------------------------------------------------------------
10 year                       $ 38,249              282.49%              14.36%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                        $ 12,104               21.04%              21.04%
--------------------------------------------------------------------------------
5 year                        $ 35,116              251.16%              28.54%
--------------------------------------------------------------------------------
10 year                       $ 53,295              432.95%              18.20%
--------------------------------------------------------------------------------



* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


                      Yearly periods ended December 31


      Scudder Growth and Income Fund
           -- Scudder Shares                  S&P 500 Index*

             1990    -2.33                       -3.11
             1992    28.16                       30.40
             1992     9.57                        7.61
             1993    15.59                       10.06
             1994     2.60                        1.32
             1995    31.18                       37.58
             1996    22.18                       22.96
             1997    30.31                       33.38
             1998     6.07                       28.58
             1999     6.15                       21.04



                  1990    1991   1992   1993   1994   1995   1996   1997   1998   1999
----------------------------------------------------------------------------------------
Fund Total
Return (%)       -2.33   28.16   9.57  15.59   2.60  31.18  22.18  30.31   6.07   6.15
----------------------------------------------------------------------------------------
Index Total
Return (%)       -3.11   30.40   7.61  10.06   1.32  37.58  22.96  33.38  28.58  21.04
----------------------------------------------------------------------------------------
Net Asset
Value ($)        12.77   15.76  16.20  17.24  16.26  20.23  23.23  27.33  26.31  26.69
----------------------------------------------------------------------------------------
Income
Dividends ($)      .67     .55    .53    .45    .51    .56    .57    .58    .61    .51
----------------------------------------------------------------------------------------
Capital Gains
Distributions ($)  .34      --    .50   1.01    .91    .48    .87   2.20   2.09    .70
----------------------------------------------------------------------------------------



* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

         Effective August 2, 1999, the Fund offers two share classes: Scudder shares and Class R shares. The total return information provided is for the Fund's Scudder Share class.

Portfolio Summary
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                                                               December 31, 1999

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Asset Allocation
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.


Common Stocks               93%
Cash Equivalents             4%
Short Term Investments       3%
------------------------------------
                           100%
------------------------------------

The fund seeks to remain fully invested in attractively valued equity securities.



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Sector Diversification
--------------------------------------------------------------------------------
(excludes 4% cash equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


Financial                   17%
Manufacturing               15%
Technology                  14%
Communications              13%
Energy                      10%
Health                       7%
Consumer Staples             5%
Durables                     3%
Services Industries          4%
Utilities                    3%
Other                        9%
--------------------------------
                           100%
--------------------------------


A broadening of the fund's selection criteria resulted in an increase in technology stocks while maintaining its value and blend fund investment style.

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Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(27% of Portfolio)


1. Corning, Inc.
   Specialty glass manufacturer

2. Total FINA S.A.
   Explorer, developer and producer of oil and gas

3. Dow Chemical Co.
   Chemical producer

4. Oracle Systems Corp.
   Database management software

5. General Electric Co.
   Producer of electrical equipment

6. Intel Corp.
   Producer of semiconductor memory circuits

7. BellSouth Corp.
   Telecommunications services

8. Microsoft Corp.
   Developer of computer software

9. GTE Corp.
   Telecommunication company

10. Citigroup, Inc.
   Diversified financial services company

Management is emphasizing individual stock selection rather than making big sector bets.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                               December 31, 1999

In the following interview, portfolio managers Kathleen T. Millard and Gregory
S. Adams discuss the market environment and their approach to managing the fund.

Q: A select group of growth stocks dominated market returns over the year, continuing the wide disparity between growth and value investing styles. How did this affect the fund?

A: The investment environment did not favor funds pursuing a value-oriented approach. The fund's discipline of investing in undervalued securities has historically positioned it in stocks with value characteristics. As a handful of growth stocks continued to provide very strong returns, other stocks provided modest or negative returns. The phenomenon is similar to the environment in 1998, but the disparity was even more pronounced in 1999. The returns of the Russell indices show that the performance spread between growth and value stocks increased. (Please see table below.)

This environment affected many funds that invest in stocks with value characteristics, including the fund and its peers. According to Lipper Analytical Services, Inc., an independent analyst of investment performance, multi-cap value funds reported a median return of 6.74% for the 12-month period.^1 This compares to the fund's 6.15%

--------------------------------------------------------------------------------
Total returns
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                                     Growth           Value          Difference
--------------------------------------------------------------------------------
1998                                  33.71%          15.63%         18.08%

1999                                  33.16%           7.35%         25.81%
--------------------------------------------------------------------------------

All indices are unmanaged and reflect performance for the 12-month periods ended 12/31. The Russell 1000 Growth Index represents large-cap growth stocks; the Russell 1000 Value Index represents large-cap value stocks.

^1 Source: Lipper Analytical Services, Inc. For the one-, five-, and ten-year periods, the median annualized returns were 6.74%, 18.48%, and 13.26% for 490, 204, and 89 multi-cap value funds, respectively.

return for the same period. Relative to its benchmark, the fund trailed the 21.04% return of the unmanaged S&P 500 Index, reflecting, in part, the significant component of technology in the index and its exceptional performance over the year.

Q: In 1999 the fund broadened its investment universe by adding additional variables to its selection criteria. What enhancements were made?

A: As you may know, we modified our criteria last summer so that we will not have to rely solely on our relative dividend yield strategy to uncover undervalued stocks. In short, we have added several criteria -- including price/earnings and price/cash flow ratios -- to our selection process. We believe this enhancement will enable us to increase the fund's exposure on an opportunistic basis to sectors that are heavily populated by low- or non-dividend-paying stocks, such as those in the health care and technology sectors. By broadening the fund's investment universe and sector base, we expect that the fund will perform more in line with its historical positioning as a value-oriented blend fund.

Q: Why was the fund's investment criteria expanded?

A: In recent years, there has been a fundamental shift in U.S. corporate policy in favor of share repurchases and the reinvestment of cash flows, rather than in making regular dividend payments to stockholders. For instance, 36% of the largest 1000 companies as measured by the Russell 1000 Index pay no dividends. In addition, fully 25% of the companies that comprise the Russell 1000 Value Index also make no dividend payments. Our relative dividend yield strategy historically has excluded these stocks, even though many were attractive values by other measures.

GRAPH SHOWING SCUDDER GROWTH AND INCOME FUND MARKET CAPITALIZATION SHOWN HERE


Q: Has the investment objective or positioning of the fund changed?

A: The fund's investment objective has not changed. We still continue to seek long-term growth of capital, current income, and growth of income. This enhancement enables us to maintain the fund's historical style positioning between the Morningstar large value and large blend categories.^1 As a result, we believe the fund should perform well, especially when large value stocks are in favor, but also when blend funds -- funds that have both growth and value characteristics -- excel.

Q: Have you been able to take advantage of the fund's expanded investment universe?

A: We significantly increased our holdings in the technology area in the fourth quarter, an area the fund has historically underweighted, while still remaining true to our discipline of investing in attractively valued stocks. Technology, which comprised about 6-8% of the portfolio at the end of October, increased to about 14% by the end of the year. We added Electronic Data Systems, Microsoft, America Online, Compaq Computer, Intel, IBM, and Hewlett-Packard, and increased our position in Oracle.

^1 Morningstar, Inc., is a leading provider of investment information, research, and analysis of mutual funds, stocks, and variable annuities. Morningstar proprietary analysis categorizes funds into a nine-box style grid. Horizontal style categories (from left to right) are value, blend, and growth; vertical style categories (from top to bottom) are large-, medium-, and small-cap.

While the increased weighting helped the fund tremendously, our benchmark -- the S&P 500 -- still held a larger sector weighting (30% of the index). The performance difference between the fund and the benchmark during the quarter is attributed primarily to the fund's smaller weighting in technology stocks.

Q: Oracle and Intel represent the fund's two largest tech holdings. What is your outlook for these two companies?

A: Within the tech sector, we are overweighted in software, semiconductors, and telecommunications, while remaining underweighted in hardware companies. In the case of Oracle, we are positive on the company. It has a unique position. Oracle supplies software products that many corporations use to manage information, including e-commerce and e-business applications. The company offers leading products in many areas and our earnings outlook is currently favorable. Although Intel lagged other semiconductor stocks in 1999, the stock is one of our semiconductor analyst's top picks for 2000. Essentially, the company is a proxy for microprocessors, which are used in an increasingly wide range of applications. We think the stock is attractively valued and we are expecting earnings to reaccelerate this year.

Q: What other factors impacted performance?

A: We had a number of sectors and positions that contributed to the fund's performance for the year. The fund benefited from strong stock selection in



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Portfolio Characteristics
As of 12/31/99
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                                                    Fund           S&P 500
-------------------------------------------------------------------------------
Dividend yield                                     1.7%*             1.2%

Forward price/earnings ratio                       26.6x            26.2x

Market capitalization (billions)                   $100.5           $145.1
-------------------------------------------------------------------------------

*Before deducting fund expenses
communications (Sprint, Global Crossing, Alltel, and BellAtlantic/GTE), energy (Total FINA SA), and construction (Weyerhaeuser and Georgia-Pacific). However, weak stock selection in finance (XL Capital, Allstate, Banc One, First Union, and Fleet Boston) and manufacturing (Lyondell Petrochemical) were significant detractors.

Q: Finance is the fund's largest industry sector exposure, reflecting, in part, its value orientation. With interest rates rising how did you manage your holdings in this sector?

A: Our strategy in financials has been to emphasize companies with scale and global reach. We have overweighted the insurance segment for two reasons: We expect a pricing recovery for property and casualty companies and these companies are not exposed to the negative effects of rising interest rates as are other financials. We are avoiding niche players on the theory that their products are about to be "commoditized" by larger competitors seeking incremental margin. Niche players are also more vulnerable to disintermediation by Internet-based distribution. Scale and global reach should help offset local interest rate and credit pressures.

We are equal-weighted in banks versus the S&P 500, but deeply underweighted (50% of the benchmark weighting) versus value benchmarks, a performance risk if financial stocks outperform. However, this scenario requires a positive interest rate backdrop, which does not appear likely for at least six months given the Federal Reserve's current bias to raise interest rates. Meanwhile, the near term outlook for bank earnings is weakening and the appetite for bank-to-bank consolidation is waning. The group has been underperforming since mid-1998, but valuation has not historically been a good anchor for banks during periods of credit deterioration.

Q: Did you make other changes to the portfolio?

A: We reduced some of the fund's industry sector bets in favor of making the fund more sector-neutral. Our rationale for this market-weighting is driven by our individual stock selection approach. Since we believe that one of our core competencies is fundamental research and analysis of companies, we prefer that it drive our selection process. Specifically, we moved out of some illiquid and smaller-cap holdings, and reduced our exposure to communications stocks. The fund's holdings of regional bell operating companies (RBOCs) and other communications companies had comprised about 19% of assets; now it is down to 13%. This is still more than the S&P 500 communications sector weighting of about 8%.

Q: Are these major changes to the portfolio?

A: No. Our adjustments to the fund's holdings in the fourth quarter represent more of a fine-tuning to the fund's emphasis on undervalued stocks. We have been focusing on maintaining the fund's historical style position in an unusual environment where only a few stocks have been driving market performance. Toward the end of the year, we were mindful of the potential capital gains that any changes might generate, and therefore attempted to limit the fund's turnover to about 35% in the fourth quarter. This helped keep capital gains distributions to less than 10% of the fund's net asset value.

Q: Given the fund's overweighting in energy, are you expecting a market correction?

A: While there is always a possibility of a market decline in the short run, we do not make big sector bets based on where we think the overall economy or markets might be going. The fund's sector weightings are determined largely by our valuation screen, company fundamentals, and risk control measures we employ in managing the fund. (See "Stock Selection Process" on page 16.) With regard to the energy sector, we are overweighted in this area mainly because valuations are attractive and our earnings forecast

                             Stock Selection Process

The portfolio management team employs a three-step investment process in selecting stocks for the fund that is based on: 1) attractive valuations, 2) solid fundamentals, and 3) risk management. To uncover attractive valuations, the 1000 largest companies in the fund's investment universe are screened using measures such as relative dividend yield, price/cash flow, price/forward-earnings, and other earnings measures. Stocks are then ranked into quintiles according to these variables. Stocks falling into quintiles 1 and 2 are in the "buy" zone, 3 and 4 are in the "hold" zone, and 5 is in the "sell" zone.

Analyst ratings are then used to identify companies with attractive fundamentals. This helps to narrow the list of potential purchase candidates. From this perspective, the portfolio managers focus on the management strategy of the company and the dynamics of the company's financial statements.



--------------------------------------------------------------------------------
3-Step Investment Process
--------------------------------------------------------------------------------

Valuation                  Fundamental Research      Risk Management
--------------------------------------------------------------------------------
Criteria                   Analyst ratings are       Company Specific Risk
--------                   used to narrow the        ---------------------
Multi-factor model         list. Focus is on the     Valuation,
screens stocks for         management strategy of    fundamentals, and
attractive valuations.     the company and the       position sizes.
                           dynamics of the
Rank stocks by quintile    company's financial       Portfolio Risk
-----------------------    statements.               --------------
o    1-2 Buy                                         Diversification, value
                                                     tilt, and monitor
o    3-4 Hold                                        performance deviation
                                                     from S&P 500.
o    5   Sell


With regard to risk, the portfolio management team looks at two kinds of risk: company-specific risk and portfolio risk. Company-specific risk is managed through valuation, fundamentals, and by limiting position sizes. On the portfolio level, risk is managed three ways: by maintaining adequate diversification across industry sectors (no major sector bets); by maintaining a portfolio with greater value characteristics than the fund's benchmark (the portfolio's value tilt provides a measure of protection if the overall market declines); and by monitoring the source and amount of the portfolio's deviation from its benchmark (individual holdings are monitored to determine what helped and hurt the portfolio).

for many companies in this sector is very strong. The higher price of oil should help the earnings of a number of companies and we have attempted to invest in the best names that meet our criteria in this area.

Q: Are there more portfolio changes planned?

A: From our perspective, the main structural changes to the portfolio are complete. All that's left is just fine-tuning. For instance, we're looking at individual positions and trying to determine if we need to increase or decrease the portfolio's exposure. On an ongoing basis, the fund's sector holdings will be driven primarily by our disciplined stock selection approach.

Q: What is your outlook for the fund?

A: Over the long term, we believe that the fund's broadened investment universe will provide us with additional opportunities to outperform our benchmark. Over the long term, we are seeking to achieve first quartile performance among our peers, and while the enhancements have only recently been implemented and may take time to show results, we are confident that we will be able to achieve both of these goals over time.

Scudder Growth and Income Fund:
A Team Approach to Investing

Scudder Growth and Income Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Kathleen T. Millard has had responsibility for setting the fund's stock investing strategy and overseeing the fund's day-to-day operations since 1999. Kathleen joined the Adviser in 1991 and has 17 years of investment industry experience.

Portfolio manager Gregory S. Adams joined the fund in 1999 and focuses on stock selection and investment strategy. Mr. Adams has worked in the investment industry since 1987 and at the Adviser since 1999.

Glossary of Investment Terms
--------------------------------------------------------------------------------


        Dividend Yield With stocks, a company's payment of earnings to shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

     Fundamental    Analysis  of a  company's  financial  statements  to project
        Research    future stock price changes.  Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighting a company's prospects. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

       Liquidity    A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

          Market    The value of a company's outstanding shares of common stock,
  Capitalization    determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization).
                    The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

      Over/Under    Refers to the  allocation  of assets --  usually  by sector,
       Weighting    industry,  or  country  --  within an  investment  portfolio relative to a benchmark index or investment universe.

  Price/Earnings    A widely used gauge of a stock's valuation that indicates
    Ratio  (P/E)    what investors are paying for a company's earning power at
 (also "earnings    the current stock price. Often based on a company's
      multiple")    projected earnings for the coming 12 months. A higher
                    "earnings multiple" indicates higher expected earnings growth and greater risk; a lower multiple is usually associated with mature or out-of-favor companies, and lower stock price volatility.

     Value Stock    A company  whose  stock  price  does not fully  reflect  its intrinsic value. A stock's relative value is often measured by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display lower price volatility and often carry higher dividend yields.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, www.scudder.com.

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

                                                                     Principal
                                                                     Amount ($)   Value ($)
------------------------------------------------------------------------------------------------
Repurchase Agreements 3.9%
------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette, 2.25%, to be repurchased
 at $100,018,750 on 1/3/2000**
 (Cost $100,000,000) ............................................   100,000,000   100,000,000

State Street Bank and Trust Company, 2.8%, to be
 repurchased at $164,029,265 on 1/3/2000**
 (Cost $163,991,000) ............................................   163,991,000   163,991,000

Total Repurchase Agreements (Cost $263,991,000) .................                 263,991,000

------------------------------------------------------------------------------------------------
Short Term Investments 3.2%
------------------------------------------------------------------------------------------------
Bell Atlantic Network Funding Corp., 6.3%***, 1/20/2000 .........    47,000,000    46,843,725
Countrywide Home Loans, Inc., 6.5%***, 1/24/2000 ................    50,000,000    49,792,361
Countrywide Home Loans, Inc., 5.43%***, 1/10/2000 ...............    20,000,000    19,966,500
Federal Home Loan Mortgage Corp., 1.5%***, 1/3/2000 .............    50,000,000    49,995,833
J.P. Morgan, 6.3%***, 1/20/2000 .................................    50,000,000    49,833,750

Total Short Term Investments (Cost $216,432,169)                                  216,432,169


                                                                        Shares
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Common Stocks 92.9%
------------------------------------------------------------------------------------------------
Consumer Discretionary 1.8%
Department & Chain Stores 1.8%
Wal-Mart Stores, Inc. ...........................................     1,792,200   123,885,825
                                                                                 ---------------
Consumer Staples 4.8%
Alcohol & Tobacco 1.2%
Anheuser-Busch Companies, Inc. ..................................     1,108,900    78,593,288
                                                                                 ---------------
Food & Beverage 1.7%
H.J. Heinz Co. ..................................................     1,623,150    64,621,659
PepsiCo, Inc. ...................................................     1,447,200    51,013,800
                                                                                 ---------------
                                                                                  115,635,459
                                                                                 ---------------


    The accompanying notes are an integral part of the financial statements.

                                                Shares       Value ($)
--------------------------------------------------------------------------------
Package Goods/Cosmetics 1.9%
Avon Products, Inc. ......................     3,950,900   130,379,700
                                                           ---------------------
Health 6.6%
Hospital Management 0.4%
Columbia/HCA Healthcare Corp. ............       848,800    24,880,450
                                                           ---------------------
Pharmaceuticals 6.2%
American Home Products Corp. .............     3,340,800   131,752,800
Bristol-Myers Squibb Co. .................     1,357,400    87,128,113
Glaxo Wellcome PLC .......................     1,000,000    28,321,842
Johnson & Johnson ........................     1,251,300   116,527,313
SmithKline Beecham PLC (ADR) .............       876,100    56,453,694
                                                           ---------------------
                                                           420,183,762
                                                           ---------------------
Communications 12.2%
Telephone/Communications 12.2%
AT&T Corp. ...............................       700,000    35,525,000
Alltel Corp. .............................       860,200    71,127,788
Bell Atlantic Corp. ......................     1,862,496   114,659,910
BellSouth Corp. ..........................     3,388,600   158,628,838
GTE Corp. ................................     1,902,800   134,266,325
Global Crossing Ltd.* ....................     1,877,510    93,875,500
SBC Communications, Inc. .................     2,563,562   124,973,648
Sprint Corp. .............................     1,334,500    89,828,531
Telecommunicacoes de Sao Paulo S.A. (pfd.)        10,000           242
                                                           ---------------------
                                                           822,885,782
                                                           ---------------------
Financial 16.2%
Banks 4.7%
Chase Manhattan Corp. ....................     1,519,800   118,069,463
First Union Corp. ........................     1,685,652    55,310,456
FleetBoston Financial Corp. ..............     1,906,000    66,352,625
J.P. Morgan & Co., Inc. ..................       238,700    30,225,388
US Bancorp ...............................     2,107,000    50,172,938
                                                           ---------------------
                                                           320,130,870
                                                           ---------------------
Insurance 4.3%
American International Group, Inc. .......     1,005,200   108,687,250
Marsh & McLennan Companies, Inc. .........     1,187,000   113,581,063
XL Capital Ltd. "A" ......................     1,364,210    70,768,387
                                                           ---------------------
                                                           293,036,700
                                                           ---------------------

    The accompanying notes are an integral part of the financial statements.

                                             Shares       Value ($)
--------------------------------------------------------------------------------
Consumer Finance 3.3%
American Express Co. ..................       273,800    45,519,250
Citigroup, Inc. .......................     2,411,600   133,994,525
SLM Holding Corp. .....................       962,700    40,674,075
                                                       -------------------------
                                                        220,187,850
                                                       -------------------------
Other Financial Companies 3.1%
Federal National Mortgage Association..     1,785,100   111,457,181
Morgan Stanley Dean Witter & Co. ......       695,700    99,311,175
                                                       -------------------------
                                                        210,768,356
                                                       -------------------------
Real Estate 0.8%
General Growth Properties, Inc. (REIT).       898,200    25,149,600
Prentiss Properties Trust (REIT) ......     1,259,100    26,441,100
Security Capital Group Inc.* ..........             2         1,110
                                                       -------------------------
                                                         51,591,810
                                                       -------------------------
Media 1.8%
Broadcasting & Entertainment 1.1%
Walt Disney Co. .......................     2,631,700    76,977,225
                                                       -------------------------
Cable Television 0.7%
Comcast Corp. "A" .....................       901,800    45,315,450
                                                       -------------------------
Service Industries 3.6%
EDP Services 1.6%
Electronic Data Systems Corp. .........     1,576,200   105,506,888
                                                       -------------------------
Environmental Services 0.1%
Transocean Sedco Forex Inc. ...........       119,582     4,028,405
                                                       -------------------------
Printing/Publishing 1.9%
McGraw-Hill, Inc. .....................     2,039,600   125,690,350
                                                       -------------------------
Durables 3.1%
Aerospace 1.4%
Rockwell International Corp. ..........     2,007,300    96,099,488
                                                       -------------------------
Automobiles 1.7%
Ford Motor Co. ........................     2,201,700   117,653,344
Meritor Automotive, Inc. ..............        38,702       749,851
                                                       -------------------------
                                                        118,403,195
                                                       -------------------------

    The accompanying notes are an integral part of the financial statements.

                                                  Shares      Value ($)
--------------------------------------------------------------------------------
Manufacturing 13.6%
Chemicals 3.5%
Dow Chemical Co. ..........................     1,478,600   197,577,925
E.I. du Pont de Nemours & Co. .............       640,400    42,186,350
                                                           ---------------------
                                                            239,764,275
                                                           ---------------------
Electrical Products 3.4%
Emerson Electric Co. ......................     1,090,400    62,561,700
General Electric Co. ......................     1,086,100   168,073,975
                                                           ---------------------
                                                            230,635,675
                                                           ---------------------
Industrial Specialty 4.9%
Corning, Inc. .............................     2,571,150   331,517,653
                                                           ---------------------
Machinery/Components/Controls 1.8%
Parker-Hannifin Corp. .....................     2,364,900   121,348,931
                                                           ---------------------
Technology 13.3%
Computer Software 7.3%
America Online, Inc. ......................     1,231,400    92,893,738
Computer Associates International, Inc. ...     1,178,200    82,400,363
Microsoft Corp.* ..........................     1,151,200   134,402,600
Oracle Corp.* .............................     1,652,100   185,138,456
                                                           ---------------------
                                                            494,835,157
                                                           ---------------------
Electronic Data Processing 2.3%
Compaq Computer Corp. .....................     1,200,500    32,488,531
Hewlett-Packard Co. .......................       388,800    44,298,900
International Business Machines Corp. .....       751,000    81,108,000
                                                           ---------------------
                                                            157,895,431
                                                           ---------------------
Semiconductors 3.7%
Conexant Systems, Inc.* ...................     1,295,500    85,988,813
Intel Corp. ...............................     1,973,400   162,435,488
                                                           ---------------------
                                                            248,424,301
                                                           ---------------------
Energy 9.6%
Oil & Gas Production 2.2%
Conoco, Inc. "A" ..........................     2,755,100    68,188,750
Royal Dutch Petroleum Co. (New York shares)     1,334,500    80,653,844
                                                           ---------------------
                                                            148,842,594
                                                           ---------------------
Oil Companies 6.9%
Chevron Corp. .............................       471,800    40,869,675
Exxon Mobil Corp. .........................     1,602,453   129,097,620

    The accompanying notes are an integral part of the financial statements.

                                                         Shares        Value ($)
--------------------------------------------------------------------------------
Texaco, Inc. ................................          1,704,900      92,597,381
Total FINA S.A. "B" .........................          1,530,934     204,268,626
                                                                    ------------
                                                                     466,833,302
                                                                    ------------
Oilfield Services/Equipment 0.5%
Schlumberger Ltd. ...........................            616,400      34,672,500
                                                                    ------------
Metals & Minerals 0.6%
Steel & Metals 0.6%
Alcoa, Inc. .................................            490,200      40,686,600
                                                                    ------------
Construction 1.7%
Forest Products 1.7%
Weyerhaeuser Co. ............................          1,645,800     118,189,013
                                                                    ------------
Transportation 1.6%
Airlines 0.6%
AMR Corp. ...................................            654,700      43,864,900
                                                                    ------------
Railroads 1.0%
CSX Corp. ...................................          2,093,900      65,696,113
                                                                    ------------
Utilities 2.4%
Electric Utilities 2.4%
ScottishPower PLC (ADR) .....................          2,277,950      63,782,600
Unicom Corp. ................................          2,845,600      95,327,600
                                                                    ------------
                                                                     159,110,200
                                                                    ------------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $4,565,060,086)                          6,286,497,498
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $5,045,483,255) (a)     6,766,920,667
--------------------------------------------------------------------------------


*    Non-income producing.

**   Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

***  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $5,046,163,824. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $1,720,756,843. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,831,052,459 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $110,295,616.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $5,045,483,255).   $ 6,766,920,667
Foreign currency, at value (cost $58,994) ................            59,333
Dividends receivable .....................................         9,768,761
Interest receivable ......................................            19,005
Receivable for Fund shares sold ..........................        19,059,905
Foreign taxes recoverable ................................           941,246
Other assets .............................................            47,542
                                                             -------------------
Total assets .............................................     6,796,816,459

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank ....................................         1,105,330
Payable for Fund shares redeemed .........................        16,455,944
Accrued management fee ...................................         2,523,104
Other accrued expenses and payables ......................         5,747,439
                                                             -------------------
Total liabilities ........................................        25,831,817
Net assets, at value                                         $ 6,770,984,642

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
 Investments .............................................     1,721,437,412
 Foreign currency related transactions ...................        (1,014,617)
Accumulated net realized gain (loss) .....................        47,732,076
Paid-in capital ..........................................     5,002,829,771
Net assets, at value                                         $ 6,770,984,642

Net Asset Value
--------------------------------------------------------------------------------
Scudder Shares

Net asset value, offering and redemption price per share
 ($6,764,971,164 / 253,444,242 outstanding shares of
 beneficial interest, $.01 par value, unlimited number of
 shares authorized) ......................................    $        26.69

Class R Shares

Net asset value, offering and redemption price per share
 ($6,013,478 / 225,646 outstanding shares of beneficial
 interest, $.01 par value, unlimited number of shares
 authorized) .............................................    $        26.65


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends-- Unaffiliated issuers (net of foreign taxes withheld   $ 172,458,868
of $2,414,410)
Dividends -- Affiliated issuers ................................      3,763,212
Interest .......................................................      9,640,197
                                                                  --------------
Total income ...................................................    185,862,277
                                                                  --------------
Expenses:
Management fee .................................................     32,454,854
Services to shareholders .......................................     23,330,347
Custodian and accounting fees ..................................        751,099
Administrative services fees ...................................          3,482
Trustees' fees and expenses ....................................         54,728
Reports to shareholders ........................................      1,041,282
Registration fees ..............................................        264,166
Auditing .......................................................         56,641
Legal ..........................................................        105,182
Other ..........................................................        182,902
                                                                  --------------
Total expenses, before expense reductions ......................     58,244,683
Expense reductions .............................................       (217,916)
                                                                  --------------
Total expenses, after expense reductions .......................     58,026,767

Net investment income  (loss)                                       127,835,510

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    205,189,250
Foreign currency related transactions ..........................       (621,239)
                                                                  --------------
                                                                    204,568,011
                                                                  --------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     81,823,561
Foreign currency related transactions ..........................     (1,116,439)
                                                                  --------------
                                                                     80,707,122
Net gain (loss) on investment transactions                          285,275,133
Net increase (decrease) in net assets resulting from operations   $ 413,110,643


    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------

                                                         Years Ended December 31,
Increase (Decrease) in Net Assets                         1999             1998
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..................   $   127,835,510    $   168,785,409
Net realized gain (loss) on investment ........       204,568,011        517,286,022
transactions
Net unrealized appreciation (depreciation) on
 investment transactions during the period ....        80,707,122       (286,105,331)
                                                  ---------------    ---------------
Net increase (decrease) in net assets resulting
 from operations ..............................       413,110,643        399,966,100
                                                  ---------------    ---------------
Distributions to shareholders:
From net investment income:
Scudder Shares ................................      (134,071,528)      (166,588,779)
                                                  ---------------    ---------------
Class R Shares ................................          (131,770)              --
                                                  ---------------    ---------------
From net realized gains:
Scudder Shares ................................      (177,492,521)      (564,589,614)
                                                  ---------------    ---------------
Class R Shares ................................           (31,861)              --
                                                  ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .....................     1,519,001,419      2,391,306,573
Reinvestment  of distributions ................       294,028,961        685,005,575
Cost of shares redeemed .......................    (2,725,680,063)    (1,996,432,615)
                                                  ---------------    ---------------
Net increase (decrease) in net assets from Fund
 share transactions ...........................      (912,649,683)     1,079,879,533
                                                  ---------------    ---------------
Increase (decrease) in net assets .............      (811,266,720)       748,667,240
Net assets at beginning of period .............     7,582,251,362      6,833,584,122
Net assets at end of period (including
 undistributed net investment income of $7,600,144
 at December 31, 1998) ........................      $6,770,984,642   $7,582,251,362


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares


------------------------------------------------------------------------------------
Years Ended December 31,                  1999     1998     1997     1996    1995
------------------------------------------------------------------------------------
Net asset value, beginning of period    $26.31   $27.33   $23.23   $20.23  $16.26
                                        --------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
 Net investment income (loss)              .48(a)   .62(a)   .62(a)   .60(a)     .55
------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investment transactions        1.11     1.06     6.26     3.84    4.46
                                        --------------------------------------------
------------------------------------------------------------------------------------
 Total from investment operations         1.59     1.68     6.88     4.44    5.01
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
 Net investment income                    (.51)    (.61)    (.58)    (.57)   (.56)
------------------------------------------------------------------------------------
 Net realized gains on investment
 transactions                             (.70)   (2.09)   (2.20)    (.87)   (.48)
                                        --------------------------------------------
------------------------------------------------------------------------------------
 Total distributions                     (1.21)   (2.70)   (2.78)   (1.44)  (1.04)
------------------------------------------------------------------------------------
Net asset value, end of period          $26.69   $26.31   $27.33   $23.23  $20.23
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                          6.15     6.07    30.31    22.18   31.18
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)   6,765    7,582    6,834    4,186   3,061
------------------------------------------------------------------------------------
Ratio of expenses (%)                      .80      .74      .76      .78     .80
------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)  1.76     2.20     2.31     2.77    3.10
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 70       41       22       27      27
------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class R Shares

--------------------------------------------------------------------------------
                                                                     1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $28.16
                                                                    ----------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
 Net investment income (loss) (a)                                      .09
--------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment
 transactions                                                         (.76)
                                                                    ----------
--------------------------------------------------------------------------------
 Total from investment operations                                     (.67)
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
 Net investment income                                                (.22)
--------------------------------------------------------------------------------
 Net realized gains on investment transactions                        (.62)
                                                                    ----------
--------------------------------------------------------------------------------
 Total distributions                                                  (.84)
--------------------------------------------------------------------------------
Net asset value, end of period                                      $26.65
                                                                    ----------
--------------------------------------------------------------------------------
Total Return (%)                                                     (2.31)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   6
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                 1.34*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              .98*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             70
--------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b) For the period August 2, 1999 (commencement of Class R Shares) to December 31, 1999 (Note A).

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as shareholder services, administrative services, and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Effective August 2, 1999, the Fund offers two classes of shares: Scudder Shares and Class R Shares. Class R Shares are available for purchase by participants of certain employer-sponsored retirement plans.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $3,734,048,789 and $5,313,362,852, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, 0.475% on the next $500,000,000,
0.45% on the next $1,000,000,000, 0.425% on the next $1,500,000,000, 0.405% on the next $1,500,000,000, 0.3875% on the next $4,000,000,000 and 0.37% of such net assets in excess of $10,000,000,000, computed and accrued daily and payable monthly. For the year ended December 31, 1999, the fee pursuant to the Agreement amounted to $32,454,854, which was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Administrative Services Fees. Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, provides information and administrative services to Class R Shareholders at an annual rate of up to .25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period August 2, 1999 through December 31, 1999, the Administrative Services Fee was as follows:

                                                                   Unpaid at
                                     Total      Fees Waived       December 31,
Administrative Services Fee       Aggregated      by KDI              1999
--------------------------------------------------------------------------------
Class R .....................    $     3,482    $        --       $      3,482



Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R Shares. During the first year of operations for Class R shares, shareholder services fee will be accrued at 0.35%. For the period August 2, 1999 through December 31, 1999, the amount charged to Class R aggregated $4,873 of which $3,922 is unpaid at December 31, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Scudder Shares of the Fund. For the year ended December 31, 1999, the amount charged to the Scudder Shares of the Fund by SSC aggregated $6,867,891, of which $1,083,377 is unpaid at December 31, 1999.

The Scudder Shares of the Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. For the year ended December 31, 1999, the Special Servicing Agreement expense charged to the Scudder Shares of the Fund amounted to $592,787.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the the Scudder Shares of the Fund. For the year ended December 31, 1999, the amount charged to the Scudder Shares of the Fund by STC aggregated $9,223,902, of which $2,434,246 is unpaid at December 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1999, the amount charged to the Fund by SFAC aggregated $418,401, of which $33,686 is unpaid at December 31, 1999.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1999, Trustees' fees and expenses aggregated $54,728.

D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with a company which was an affiliate during the year ended December 31, 1999 is as follows:

                      Purchases       Sales        Dividend
Affiliate              Cost ($)      Cost ($)      Income ($)    Value ($)
--------------------------------------------------------------------------------
General Growth
Properties, Inc.          --        28,913,661     3,763,212     25,149,600

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended December 31, 1999, the Fund's custodian and transfer agent fees were reduced by $30,691 and $187,225, respectively, under these arrangements.

F. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:


                               Year Ended                        Year Ended
                           December 31, 1999                  December 31, 1998
                   ----------------------------------- --------------------------------
Shares sold              Shares        Dollars           Shares         Dollars
---------------------------------------------------------------------------------------
Scudder Shares         55,610,771   $1,512,658,263      84,380,304    $2,391,306,573
Class R Shares**          236,864        6,343,156              --                --
                                     1,519,001,419                     2,391,306,573

Shares issued to shareholders in reinvestment of distributions
---------------------------------------------------------------------------------------
Scudder Shares         11,116,741   $  293,871,537      25,378,540    $  685,005,575
Class R Shares**            6,011          157,424              --                --
                                       294,028,961                       685,005,575

Shares redeemed
---------------------------------------------------------------------------------------
Scudder Shares       (101,429,027) $(2,725,221,775)    (71,694,775)  $(1,996,432,615)
Class R Shares**          (17,229)        (458,288)             --                --
                                    (2,725,680,063)                   (1,996,432,615)

Net increase (decrease)
---------------------------------------------------------------------------------------
Scudder Shares        (34,701,515)   $(918,691,975)     38,064,069    $1,079,879,533
Class R Shares**          225,646        6,042,292              --                --
                                      (912,649,683)                    1,079,879,533

** For the period August 2, 1999 (commencement of sale of Class R Shares) to December 31, 1999.

G. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Investment Trust and the Shareholders of Scudder Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Growth and Income Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 11, 2000

Tax Information
--------------------------------------------------------------------------------
                                                               December 31, 1999

The Fund paid distributions of $0.665 per share from net long-term capital gains during its year ended December 31, 1999, of which 100% represents 20% gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $222,119,000 as capital gain dividends for its year ended December 31, 1999, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's year ended December 31, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*                       Bruce F. Beaty*
   o  President and Trustee                o  Vice President

Henry P. Becton, Jr.                    Jennifer P. Carter*
   o  Trustee; President and General       o  Vice President
      Manager, WGBH Educational
      Foundation                        James M. Eysenbach*
                                           o  Vice President
Dawn-Marie Driscoll
   o  Trustee; President, Driscoll      William F. Gadsden*
      Associates; Executive Fellow,        o  Vice President
      Center for Business Ethics,
      Bentley College                   Valerie F. Malter*
                                           o  Vice President
Peter B. Freeman
   o  Trustee, Corporate Director       Kathleen T. Millard*
                                           o  Vice President
George M. Lovejoy, Jr.
   o  Trustee; President and Director,  Ann M. McCreary*
      Fifty Associates                     o  Vice President

Wesley W. Marple, Jr.                   Robert D. Tymoczko*
   o  Trustee; Professor of Business       o  Vice President
      Administration, Northeastern
      University                        John Millette*
                                           o  Vice President and Secretary
Kathryn L. Quirk*
   o  Trustee, Vice President and       John R. Hebble*
      Assistant Secretary                  o  Treasurer

Jean C. Tempel                          Caroline Pearson*
   o  Trustee; Venture Partner,            o  Assistant Secretary
      Internet Capital Group
                                        *Scudder Kemper Investments, Inc.

nvestment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER INVESTMENTS(SM)
[SCUDDER LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich financial
Services Group